UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 22, 2023

 IEH Corporation

(Exact Name of Registrant as Specified in Charter)

New York	0-5278	13-5549348
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

140 58th Street, Suite 8E

Brooklyn, New York 11220

(Address of Principal Executive Offices, and Zip Code)

(718) 492-4440

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act: None

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	IEHC	OTC Pink Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 to the Form 8-K (the “Form 8-K”) originally filed by IEH Corporation, a New York corporation (the “Company”) on March 22, 2023 is being filed solely for the purpose of correcting the typographical error in one item of the “expected financial data” included in a table of such data set forth in a press release of the Company, dated March 22, 2023 and included in Exhibit 99.1 attached to the Form 8-K. As a result an incorrect version of the press release was furnished as Exhibit 99.1 to the Form 8-K. The error related to the expected revenue for the 12 months ended March 31, 2020. The corrected expected revenue amount for the 12 months ended December 31, 2020 should be $31.9 million and not $3.109 million. All other items of such “expected financial data” in this Amendment No. 1 and the corrected press release are correct. This Amendment No. 1 does not correct or amend any other item of the Form 8-K or purport to provide an update or a discussion of any developments at the Company subsequent to the filing date of the Form 8-K.

Item 7.01 Regulation FD Disclosure.

On March 22, 2023, IEH Corporation issued a press release, a corrected copy of which appears and is attached hereto as Exhibit 99.1.

The information provided in Item 7.01 of this Current Report on Form 8-K and in the attached Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. This Current Report will not be deemed an admission as to the materiality of any information in this report that is being disclosed pursuant to Regulation FD.

Item 9- Financial Statements and Exhibits

Exhibit 99.1	Corrected Press Release dated March 22, 2023

Exhibit 104	Cover Page Interactive Data File from this Current Report on Form 8-K/A (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

IEH Corporation

By: /s/ Dave Offerman
Name: Dave Offerman
Title: Chief Executive Officer

 Date:   March 23, 2023